                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                                            By:  /s/ Henry B. Schacht
                                                 -------------------------------
                                            Name: Henry B. Schacht
                                            Title: Chairman of the Board and
                                                         Chief Executive Officer

                                                                      Exhibit 24

                               POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of August, 1997.


                                        By:   /s/ Paul A. Allaire
                                              --------------------------
                                        Name: Paul A. Allaire
                                        Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                                     By:   /s/ Carla A. Hills
                                           --------------------------
                                     Name: Carla A. Hills
                                     Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                                                By:   /s/ Drew Lewis
                                                      --------------------------
                                                Name: Drew Lewis
                                                Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of August, 1997.


                                         By:      /s/ Richard A. McGinn
                                                  --------------------------
                                         Name: Richard A. McGinn
                                         Title: Director

                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                                          By:   /s/ Paul H. O'Neill
                                                --------------------------
                                          Name: Paul H. O'Neill
                                          Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of August, 1997.


                                     By:   /s/ Franklin A. Thomas
                                           --------------------------
                                     Name: Franklin A. Thomas
                                     Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                                              By:   /s/ John A. Young
                                                    --------------------------
                                              Name: John A. Young
                                              Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                             By:   /s/ Donald K. Peterson
                                   --------------------------
                             Name: Donald K. Peterson
                             Title: Executive Vice President and
                                         Chief Financial Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

Benefit Plan                                         Number of Shares

Octel Communications Corporation 1996                500,000
Supplemental Stock Plan

Octel Communications Corporation 1995                4,000,000
Incentive Stock Plan

Octel Communications Corporation 1988                150,000
Directors' Stock Option Plan

VMX, Inc. 1989 Stock Option Plan                     100,000

VMX, Inc. 1986 Stock Option Plan                     1,500

VMX, Inc. 1983 Stock Option Plan                     1,500

Opcom 1982 Incentive Stock Option Plan               1,000

AGCS Savings Plan                                    2,000,000

AGCS Hourly Savings Plan                             2,000,000

; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of August, 1997.


                           By:   /s/ James S. Lusk
                                 --------------------------
                           Name: James S. Lusk
                           Title: Vice President and
                                      Controller